MDU Resources Group, Inc. Executive Officers
with Change of Control Employment Agreements Chart

Name	Title	Date of Agreement
Terry D. Hildestad	President and Chief Executive Officer, MDU Resources Group, Inc.	June 5, 2008
Vernon A. Raile	Executive Vice President, Treasurer and Chief Financial Officer, MDU Resources Group, Inc.	June 5, 2008
William E. Schneider	President and Chief Executive Officer, Knife River Corporation	June 5, 2008
John G. Harp	President and Chief Executive Officer, MDU Construction Services Group, Inc.	June 5, 2008
Steven L. Bietz	President and Chief Executive Officer, WBI Holdings, Inc.	June 5, 2008
David L. Goodin	President and Chief Executive Officer, Montana-Dakota Utilities Co., Great Plains Natural Gas Co., Cascade Natural Gas Corporation and Intermountain Gas Company	June 5, 2008
William R. Connors	Vice President – Renewable Resources, MDU Resources Group, Inc.	November 12, 2008
Mark A. Del Vecchio	Vice President - Human Resources, MDU Resources Group, Inc.	June 5, 2008
Nicole A. Kivisto	Controller, MDU Resources Group, Inc.	June 5, 2008
Cynthia J. Norland	Vice President - Administration, MDU Resources Group, Inc.	June 5, 2008
Paul K. Sandness	General Counsel and Secretary, MDU Resources Group, Inc.	June 5, 2008
Doran N. Schwartz	Vice President and Chief Accounting Officer, MDU Resources Group, Inc.	June 5, 2008
John P. Stumpf	Vice President – Strategic Planning, MDU Resources Group, Inc.	June 5, 2008